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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): June 30, 2004

                                 EXELIXIS, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                      0-30235                 04-3257395
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      (State or Other           (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)



                                 170 Harbor Way
                                  P.O. Box 511
                      South San Francisco, California 94083
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        (Address of principal executive offices, and including zip code)

                                 (650) 837-7000
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              (Registrant's telephone number, including area code)

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
Item 9. Regulation FD Disclosure.

On June 30, 2004, Exelixis, Inc. issued a press release announcing that the Company has implemented a restructuring and consolidation of its research and discovery organizations. A copy of such press release is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Exelixis, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report, including the exhibit hereto, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished by Regulation FD or that the information or exhibit in this report contains material information that is not otherwise publicly available.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 30, 2004

                                  Exelixis, Inc.


                                  /s/ Christoph Pereira
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                                  Christoph Pereira
                                  Vice President, Legal Affairs and Secretary




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